UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2013

Manas Petroleum Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-107002	91-1918324
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Bahnhofstrasse 9, 6341 Baar, Switzerland
(Address of principal executive offices) (Zip Code)

+41 (44) 718 10 30
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of February 1, 2013, we entered into an amendment to the consulting agreement with General Research GmbH, our investor relations consultant, whereby we amended the consulting agreement effective as of November 22, 2011 to provide that on an “as-needed” and “as-requested” basis, General Research will provide market-making services relating to our securities in accordance with the applicable securities laws and policies of the TSX Venture Exchange.

Item 3.02 Unregistered Sales of Equity Securities.

Effective as of February 1, 2013, we granted 1,000,000 stock options to each of Murray Rodgers and Darcy Spady, two of our directors, for an aggregate of 2,000,000 stock options. Each stock option is exercisable at a price of CDN$0.15 per share for a period of 10 years and vesting in 2 years in quarterly installments. The grant is subject to the execution of stock option agreements by Messrs. Rodgers and Spady and the terms of our 2011 stock option plan.

Effective as of February 1, 2013, we also granted 750,000 stock options to General Research GmbH. Each stock option is exercisable at a price of CDN$0.15 per share for a period of 5 years and vesting in 2 years in quarterly installments. The grant is subject to the execution of stock option agreements by General Research and the terms of our 2011 stock option plan.

We granted the securities to three non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) in offshore transactions in which we relied on the registration exemption provided for in Regulation S and/or Section 4(2) of the Securities Act of 1933.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Some of our directors and officers have agreed to cancel an aggregate of 4,850,000 stock options to allow us to grant stock options to others. Currently, our stock option plan allows us to grant stock options to acquire up to a maximum of 10% of the number of issued and outstanding shares of our common stock at the time of the grant.

In addition, the information provided under Item 3.02 is responsive to the information required by this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

10.1	Form of Amendment to IR Consulting Agreement dated February 1, 2013 with General Research GmbH

10.2	Form of Stock Option Agreement (Investor Relations) (incorporated by reference to an exhibit to our Current Report on Form 8-K filed on December 2, 2011)

10.3	Form of Stock Option Agreement

10.4	Form of Stock Option Cancellation Agreement

99.1	News release dated February 28, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAS PETROLEUM CORPORATION

By:

/s/ Ari Muljana
Ari Muljana
Chief Financial Officer
Date: February 28, 2013